Commitment and contingencies	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies [Abstract]
Commitments And Contingencies

13. Commitment and contingencies:

13.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one, but is effective after 45 days' off-hire for the rigs and drillships. The occurrence of casualty or loss, against which the Company is not fully insured, could have a material adverse effect on the Company's results of operations and financial condition. The insurance covers approximately one year for the loss of hire. In the first half of 2012, the Ocean Rig Corcovado incurred off-hire which was a covered event under our loss of hire policy that resulted in $24.6 million being recognized as revenue during the six month period ended June 30, 2012.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

In November 2008, Annapolis Shipping Company Limited of Malta, a subsidiary of the Company and seller of the vessel Lacerta to China National Machinery Import & Export Corporation on behalf of Qingdao Shunhe Shipping Co. Ltd of China (the "Buyers"), commenced arbitration proceedings against the Buyers because they failed to comply with their obligations under the memorandum of agreement and to take delivery of the vessel. The buyers responded by raising the issue of change of place of delivery. On December 2, 2011, the parties entered into a settlement agreement for the full and final settlement of all disputes relating to the relevant memorandum of agreement, pursuant to the terms of which, the case was fully settled.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation ("Samsun") for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price. As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On March 5, 2009, a complaint against certain of the Company's current and former directors was filed in the High Court of the Republic of the Marshall Islands, captioned Rosenquist v. Economou, et al. (Case No. 2009-056). The Rosenquist complaint, which was amended on August 14, 2009, sought an unspecified amount of damages and alleged that the defendants had breached certain fiduciary duties owed to the Company in connection with the termination of the acquisition of four Panamax drybulk carriers and nine Capesize drybulk carriers. The complaint also sought the disgorgement of all payments made in connection with the termination of these acquisitions. The High Court dismissed the case in February 2010. The plaintiff appealed and on October 5, 2011 the Supreme Court affirmed dismissal. On December 7, 2011, the plaintiff sent a letter requesting the Company's board to take certain action with respect to the allegations in his former complaint. On January 5, 2012, the board established a Special Committee consisting of five disinterested directors to investigate the plaintiff's request. No decision has yet been reached as the relevant investigation is currently underway.

A securities class action lawsuit captioned Khan et al. v. DryShips Inc., et al., was brought on November 25, 2011, in the United States District Court for the Eastern District of Missouri (Case No. 4:11-cv-02056). The complaint was amended on December 16, 2011. It is brought by two shareholders (purporting to represent a class of plaintiffs and seeking certification as class representatives) against the Company and several of its officers and directors, as well as against Deutsche Bank AG and Merrill Lynch & Co., Inc., in their capacities as underwriters of certain of the Company's equity offerings. The amended complaint alleges violations of certain provisions of the Exchange Act and the regulations thereunder in connection with a number of publicly issued statements made by the Company (alleged to be false and misleading) and breaches of fiduciary duties owed to the Company in connection therewith. The amended complaint has not yet been served on the Company. On April 17, 2012, the District Court sua sponte ordered Plaintiffs to show cause why the amended complaint should not be dismissed for failure to serve. Plaintiffs responded and on May 10, 2012, the Court granted extended Plaintiffs' time to serve the amended complaint through November 15, 2012, which was filed on May 22, 2012. The defendants never responded to this complaint, and the Plaintiffs filed a Notice of Voluntary Dismissal, without prejudice of their claims against the Defendants on June 25, 2012. An order of dismissal was signed on July 2, 2012. The matter is deemed closed.

A securities class action captioned Rabbani et al. v. DryShips Inc., et al., was brought on January 24, 2012, in the United States District Court for the Eastern District of Missouri (Case No. 4:12-cv-00130). It is similar to the Khan action, described above. Plaintiffs again substantively purport to represent a class of shareholders and seek certification as class representatives. The complaint was served on January 23, 2012, on the Company's registered office in Majuro, Marshall Islands. An amended complaint was filed on May 16, 2012. The defendants in June 2012 filed a Joint Memorandum in support of a motion to dismiss this lawsuit on grounds that it does not meet mandatory requirements of applicable U.S. laws. The plaintiffs have denied this motion and filed an opposition on July 13, 2012. The defendants filed a reply in support of the motion to dismiss, on August 3, 2012. No hearing date has been set.

The defendants believe that these complaints are without merit and intend to defend the lawsuits vigorously, when appropriate.

On May 3, 2010, the vessel Capitola was detained by the United States Coast Guard at the Port of Baltimore, Maryland. The alleged deficiencies involved in the detention related to a suspected by-pass of the vessel's oily water separating equipment and related vessel records. The relevant vessel-owning subsidiary of the Company and Cardiff posted security in the amount of $1.5 million for release of the vessel from detention. During 2011, the U.S. District Court in Maryland resolved a case in which Cardiff, the former manager of the Capitola entered into a comprehensive settlement with the U.S. Department of Justice in connection with an investigation into MARPOL violations involving that vessel. Cardiff's plea agreement with the U.S. Department of Justice involved the failure to record certain discharges of oily water and oil residues in the ship's Oil Record Book. The court ordered Cardiff to pay a fine and to implement an Environmental Compliance Plan ("ECP"). It has been agreed that DryShips' current vessel manager, TMS Bulkers, will carry out the ECP for DryShips's vessels. The ECP will strengthen the commitment of TMS Bulkers to environmental compliance in every phase of its operation, including the operation of the DryShips' vessels. The court applied a fine of approximately $2.4 million part of which amounting to approximately $2.0 million was reimbursed by the Company to Cardiff.

The Company's drilling rig the Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to this claim for an amount of $6.1 million which was paid by the Company's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. The Company recorded a charge of $6.1 million during the six-month period ended June 30, 2012, which is included in "Legal settlements and other" in the unaudited interim condensed consolidated statements of operations.

The vessels Capri, Capitola and Samatan, were on long-term time charters to KLC, pursuant to charterparties dated May 6, 2008, March 3, 2008 and March 3, 2008 (the "Original Charterparties") per each vessel, respectively. On January 25, 2011, KLC filed with the 4th Bankruptcy Division of the Seoul Central District Court (the "Seoul Court") an application for rehabilitation pursuant to the Debtor Rehabilitation & Bankruptcy Act. On February 15, 2011, KLC's application was approved by the Seoul Court and Joint Receivers of KLC were appointed. Upon and with effect from March 14, 2011, the shipowning companies' Original Charterparties with KLC were terminated by the Joint Receivers and the shipowning companies entered into New Charterparties with the Joint Receivers at reduced rates of hire and others terms, with the approval of the Seoul Court. On April 1, 2011, the shipowning companies filed claims in the corporate rehabilitation of KLC for (i) outstanding hire due under the Original Charterparties and (ii) damages and loss caused by the early termination of the Original Charterparties.

On October 13, 2011, a putative shareholder class action lawsuit entitled Litwin v. OceanFreight, Inc. et. al. was filed in the United States District Court for the Southern District of New York (Case No. 11-cv-7218), against OceanFreight, the Company, Ocean Rig, Pelican Stockholdings Inc. ("Pelican") and the directors of OceanFreight (collectively, the "Defendants"). The plaintiff alleged violations of Commission proxy rules and breach of fiduciary duties by the directors of the OceanFreight, purportedly aided and abetted by the other Defendants, in connection with OceanFreight's agreement to merge with Pelican, a wholly-owned subsidiary of DryShips. The complaint set out various alternatives remedies, including an injunction barring the merger, rescission, and /or actual and punitive damages. The plaintiff made a motion for a temporary restraining order and preliminary injunction to delay the merger, which was denied on November 2, 2011. On or about January 10, 2012, the plaintiff filed a formal Notice of Voluntary Dismissal of her action on this matter. The case is closed.

13.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of June 30, 2012:

Obligations:	Total	1st year	2nd year	3rd year
Vessels shipbuilding contracts	$693,095	$448,685	$173,010	$71,400
Drillship shipbuilding contracts	1,096,826	-	1,096,826	-
Total obligations	$1,789,921	$448,685	$1,269,836	$71,400

13.3 Contractual charter and drilling revenue

Future minimum contractual charter and drilling revenue, based on vessels and drilling units committed to non-cancelable, long-term time and bareboat charter and drilling contracts as of June 30, 2012, amount to $1,158,661 for the twelve months ending June 30, 2013, $845,862 for the twelve months ending June 30, 2014, $755,294 for the twelve months ending June 30, 2015, $193,697 for the twelve months ending June 30, 2016 and $131,396 for the twelve months ending June 30, 2017 and thereafter. These amounts do not include any assumed off-hire.

13.4 Rental payments

The Company leases office space in Athens, Greece, from a son of George Economou. As of June 30, 2012, the future obligations amount to $52 for the twelve months ending June 30, 2013, 2014 and 2015 and $39 for the twelve months ending June 30, 2016. The contracts expire in 2016.

The Company's majority-owned subsidiary, Ocean Rig, entered into two three-year office lease agreements, which commenced on September 1, 2011 and October 1, 2011, respectively. These leases include an option for an additional two and three-year term, which must be exercised at least six months prior to the end of the term of the contracts, which expire in September 2014 and October 2014, respectively. Ocean Rig also entered into a three-year office lease with a third party in Nicosia, Cyprus which commenced on September 1, 2010 and expires in 2014. The lease agreements relating to office space are considered to be operating lease contracts. As of June 30, 2012, the future obligations amount to $1,232 for the twelve months ending June 30, 2013 and 2014 and $272 for the twelve months ending June 30, 2015. The contracts expire in 2014.